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                                                                    EXHIBIT 99.3

                                FIRST AMENDMENT

                                       to

                                RIGHTS AGREEMENT

                                 by and between

                         LANDMARK GRAPHICS CORPORATION

                                      and

                                 CHEMICAL BANK

                                       as

                                  Rights Agent


     This First Amendment ("First Amendment"), dated as of June 30, 1996, evidences the amendment of that certain Rights Agreement (herein so called) by and between Landmark Graphics Corporation (the "Company") and Chemical Bank as Rights Agent, dated as of September 1, 1995.

                                    RECITALS

     Section 27 of the Rights Agreement provides that the Board of Directors of the Company may, pursuant to Continuing Board Action (as defined in the Rights Agreement), from time to time supplement or amend the Rights Agreement in such manner as the Board of Directors deems necessary or desirable.

     The Company, Halliburton Company, a Delaware corporation ("Halliburton"), and Halliburton Acq. Company, a Delaware corporation and a wholly-owned subsidiary of Halliburton ("Halliburton Acq. Company"), intend to enter into that certain Agreement and Plan of Merger (the "Agreement and Plan of Merger") pursuant to which the Company will be merged with and into Halliburton Acq. Company and thereby become a wholly owned subsidiary of Halliburton.

     The Board of Directors of the Company has unanimously approved this First Amendment.

     NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties hereby agree as follows:

     1. Section 1(a) of the Rights Agreement is hereby amended to modify the definition of "Acquiring Person" by adding a sentence to the end of such definition as follows:
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     "Notwithstanding anything to the contrary stated herein, neither
     Halliburton Company nor Halliburton Acq. Company shall be deemed to be an Acquiring Person to the extent, and only to the extent, (i) Halliburton Company and/or Halliburton Acq. Company acquire Common Shares pursuant to the transactions contemplated by the Agreement and Plan of Merger or the Stock Option Agreement or (ii) Landmark is merged into Halliburton Acq. Company pursuant to the Agreement and Plan of Merger."

     2. Section 1 of the Rights Agreement shall be further revised by adding the following additional definitions thereto:

     "AGREEMENT AND PLAN OF MERGER" shall mean that certain Agreement and Plan of Merger to be entered into by and among Halliburton Company, Halliburton Acq. Company and the Company.

     "HALLIBURTON COMPANY" shall mean Halliburton Company, a Delaware corporation.

     "HALLIBURTON ACQ. COMPANY" shall mean Halliburton Acq. Company, a Delaware corporation.

     "STOCK OPTION AGREEMENT" shall mean that certain Stock Option Agreement to be entered into by and between Halliburton Company and the Company.

     3. This First Amendment shall be deemed to be a contract made under the laws of the State of Delaware and for all purposes shall be governed by and construed in accordance with the laws of the State of Delaware applicable to contracts to be made and performed entirely within the State of Delaware.

     4. This First Amendment may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

     5. Except to the extent expressly amended by the First Amendment, the Rights Agreement shall remain in full force and effect.
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     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and attested, all as of the day and year first above written.


                                    LANDMARK GRAPHICS CORPORATION



Attest:


By:__________________________       By:_________________________________
Title:_______________________       Title:______________________________



                                    CHEMICAL BANK



Attest:


By:__________________________       By:_________________________________
Title:_______________________       Title:______________________________